Exhibit 10.3

TAIHU BIOMASS ENERGY POWER PLANT/PROJECT INVESTMENT CONSTRUCTION AGREEMENT

PARTY A: CHINA ANHUI TAIHU GOVERNMENT
PARTY B: (CHINA POWER INC) (USA)

OCT 28 2007

PARTY A: CHINA ANHUI TAIHU GOVERNMENT
PARTY B: (CHINA POWER INC.) (USA)

According to further development & demands strategically and economically, further speedy development on RENEWABLE RESOURCES’S USE, AS PARTY A has very much RICH BIOMASS RESOURCES, INCLUDE STRAW, and AS PARTY B has the ability to invest & construct & develop the STRAW – BIOMASS ENERGY POWER PLANT, both parties agree on the terms for further construct and development for the BIOMASS ENERGY PROJECTS/POWER PLANT as following terms:

1. BIOMASS PROJECTS SCALES:
BASED ON PARTY A’S AUTHORIZED AREAS and BASED ON THE STRAW & MOUNTAINS RESOURCES PLANNING, PARTY B WILL INVEST & CONSTRUCT THE BIOMASS ENERGY POWER GENERATION PLANT WITH POWER CAPACITY FOR 2X25 MW = 50 MW, BIOMASS 1000 ton/day; total investment for 580 millions RMB, BIOMASS PROJECT NAMED AS “ ANQIN AMERICA-CHINA GREEN ENERGY CO.LTD./TAIHU BIOMASS ENERGY POWER PLANT”.

2. CONSTRUCTION LOCATIONS
WITH INVESTIGATINS, THE “ ANQIN AMERICA-CHINA GREEN ENERGY CO.LTD./TAIHU BIOMASS ENERGY POWER PLANT” WILL BE LOCATED IN TAIHU COUNTY – JIN-XI ZHENG, WITH LANDS POSITION FOR 200 MU ( 1MU = 667 SQ.METER)

3. CONSTRUCTION TIME:
THE BIOMASS PROEJCT WILL BE FORMALLY EXECUTED AS THE TAIHU GOVERNMENT APPROVAL AS THIS AGREEMENT. CONSTRUCTION PERIODS FOR 2 YEARS, AND EXPECTED TO BE COMPLETED BEFORE/AROUND JUNE, 30 2010.

4. BOTH PARTIES RESPONSIBILITIES

PARTY A’S RESPONSIBILITIES

1. PARTY A WILL BE RESPONSIBLE FOR COORDINATIONS WITH STATE, PROVINCIAL AND CITY GOVERNMENT, ACCORDING TO THE BIOMASS PROJECTS CONSTRUCTION & DEVELOPMENT SCALES, WATER SUPPLY/USE QUANTITIES, ENVIRONMENT PROTECTION REQUIREMENTS, ELECTRICITY PRICE, QUANTITIES OF THE ELECTRICITIES POWER TO STATE GRID, AND STATE GOVERNMENT’S PLANNING AND POLICIES, PARTY A WILL PROVIDE PARTY B WITH “ FREE OF CHARGE” SERVICES TO HAVE ALL THE GOVERNMENT’S APPROVAL AND PROPER GOVERNMENT PROCESSING/PROCEDURES FOR FURTHER CONSTRUCTION AND DEVELOPMENT FOR THIS BIOMASS ENERGY PROJECT (50 MW).

2. RESPONSIBLE FOR COORDINATE WITH RELATED GOVERNMENT DEPARTMENTS, AND FREELY PROVIDE TO PARTY B WITH THE SERVICES FOR THE BIOMASS PROJECTS COMPANY’S LEGAL REGISTRATION AND AFTER APPROVAL’S STAGE WORKS/PROCESSING.

3. ACCORDING TO STATE, PROVINCIAL, CITY GOVERNMENT’S BENEFICAL POLICIES, PARTY A WILL PROVIDE TO PARTY B WITH THE BEST TERMS FOR STATE, PROVINCIAL, CITY GOVERNMENT’S BENEFICAL POLICIES. ALSO PROVIE TO PARTY B DURING THE CONSTRUCTION PERIOD FOR THE FREE GOVERNMENT –COUNTY FEES, AND CITY LEVEL WITH THE BEST BENEFICAL POLICIES.

4. RESPONSIBLE FOR STATE GOVERNMENT’S POLICIES PROTECTED : FAIR “ELECTRICITY PRICE ( 0.60 RMB /KW/H)”WITH STATE GRID.

5. PROVIDE WITH PARTY B FOR 200 MU ( 1MU = 667 SQ.METER) LANDS FOR THE BIOMASS ENERGY PROJECTS/FACILITIES, ACCORDING TO THE STATE GOVERNMENT POLICIES FOR THE INDUSTRIAL LAND POLICIES, UPON THE COMPLETION FOR THE GOVERNMENT APPROVAL FOR FORMAL CONSTRUCTIONS, TO PRE-PAY FOR THE LAND COST AS:
 56,000 RMB PER MU LAND TO THE GOVERNMENT TAIHU COUNTY; AFTER THE FULL CONSTRUCTION COMPLETION FOR THE BIOMASS PROJECTS/PLANT, TAIHU COUNTY GOVERNMENT GURRANTTE TO RETURN TO THE PARTY B FOR ALL
THE LANDS COST: AS THE POLICY: FREE LANDS SUPPLY/USE TO PARTY B. THE 200 MU LAND TO PARTY B FOR THE BIOMASS ENERGY PROJECTS/PLANT HAS 40 YEARS RIGHTS/LEGAL CERTIFICATE.

6. PARTY A WILL PROVIDE TO PARTY B NOT ONLY WITH : UPON COMPLETION OF CONSTRUCTION: 1-2 YEARS: FREE OF TAX, 3-5 YEARS: 50% TAX; AFTER THAT : PARTY A PROVIDE WITH MORE TO PARTY B: TAX RATE: 50% X 50% = 12.5% AS THE ENTERPRISE DEVELOPMENT FUNDS TO PARTY B.

7. RESPONSIBLE FOR BIOMASS PROJECTS CONSTRUCTION AND FORMAL SMOOTHLY OPERATIONS.

8. PARTY A SUPPORT /ASSIST PARTY B WITH ARRANGMENT IN ITS AUTHORIZED AREAS WITH THE ARRANGEMENT TO PARTY B FOR THE ADDITIONAL 10-15 MU LANDS AS THE BIOMASS/STRAW PLANTS BASE: THIS 10-15 MU LAND AS STRAW SUPPLY/BASE FOR 40 YEARS RIGHTS/LEGAL RIGHTS. PARTY A ASSIST PARTY B TO BE COVERED BY STATE GOVERNMENT SUPPORTING/BENEFICAL PROJECTS AND TO HAVE THE STATE GOVERNMENT POLICIES SUPPORTS/BENEFITS.

9. UPON THE BIOMASS ENERGY POWER PLANT COMPLETION AND GENERATE THE ELECTRICITY POWER, ACCORDING TO GOVERNMENT’S ENVIRONMENT PROTECTION POLICIES TO PROHIBIT BURNING THE BIOMASS/STRAW, AND GUARANTEE THE STRAW/RESOURCES TO  PARTY B’S BIOMASS PROJECTS, AND ALSO ASSIST PARTY B’S FURTHER STRAW/RESOURCES’ SUPPLY /TRANSPORTATION SYSTEM.

10. PARTY A REPONSIBLE FOR COORDINATE /SUPPLY FOR THE WATER/RESOURCES/PIPELINE. PARTY B WILL RESPONSIBLE FOR THE WATER SUPPLY PIPELINE CONSTRUCTION, UPON THE COMPLETION FOR THE BIOMASS ENERGY POWER PLANT. PARTY A WILL RETURN TO THE PARTY B FOR THE COST FOR THE CONSTRUCTION OF WATER SUPPLY PIPELINE. AND ALSO PARTY A GUARANTEE THE WATER SUPPLY TO PARTY B’S BIOMASS ENERGY POWER PLANT.

11. PARTY A PROVIDE PARTY B WITH THE LEGAL EXCLUSIVE RIGHTS FOR THE CONSTRUCTION /INVESTMENT /OPERATION ON THIS BIOMASS ENERGY POWER PLANT/PROJECT.  PARTY A GURRANTEE NO MORE OTHER SIMILAR BIOMASS PROJECT IN THE TAIHU COUNTY TO ENSURE THE PARTY B’S EXCLUSIVE RIGHTS.

12. IN PARTY B’S FURTHER PROCESSING AND CONSTRUCTION PERIOD, PARTY A IS RESPONSIBLE FOR COORDINATIONS AND ALL THE ENVIRONMENTAL ISSUES.

PARTY B’S RESPONSIBILITIES

1. UPON THIS AGREEMENT FORMALLY SIGNED/EFFECTIVELY, IMMEDIATELY ARRANGE FOR THE PREPARATION FOR THE BIOMASS PROJECTS PREPARATION AND WORKS.

2. ACTIVELY COORDINATE WITH PARTY A TO COMPLETE FURTHER BIOMASS PROJECTS FURTHER CONSTRUCTION APPROVAL/GOVERNMENT APPROVAL, ETC.

3. UPON THE BIOMASS PROJECTS CONSTRUCTIONS APPROVAL BY THE GOVERNMENT, START TO FURTHER SECURE FOR THE LANDS POSITIONS AND PAY FOR THE COST OF THE LANDS AS SUPPLIED/PLANNED.

4. PARTY B WILL BE RESPONSIBLE FOR THE COST FOR THE BIOMASS ENERGY PROJECT/PLANT CONSTRUCTION COST AND RAISE THE CAPITALS FOR THE INVESTMENT AND CONSTRUCTIONS. FORM/REGISTER LEGALLY FORMALLY FOR THE BIOMASS ENERGY PROJECT/PLANT COMPANY LOCALLY LEGALLY AS CHINA LAWS.

5. PARTY B GUARANTEE TO USE THE MOST ADVANCED TECHNOLOGY TO CONSTRUCT/DEVELOP THIS BIOMASS ENERGY POWER PLANT/PROJECT, AND ALSO GUARANTEE FOR THE ENVIRONMENTAL PROTECTIONS AS THE CHINESE GOVERNMENT ENVIRONMENT PROTECTIONS REQUIREMENTS.

6. ENSURE TO PROVIDE WITH ALL THE TECHNICAL DESIGN/CONSTRUCTIONS/EQUIPMENTS, ENGINEERING DESIGN FOR THE CONSTRUCTION AND POWER GENERATIONS FOR THE BIOMASS ENERGY PROJECTS. ENSURE FOR THE CONSTRUCTIONS, EQUIPMENTS , ADJUSTMENTS AND OPERATION AND POWER GENERATIONS.

7. ENSURE FOR THE HIRE PROFESSIONAL EMPLOYEE TEAM, AND ENSURE FOR THE FORMAL OPERATIONS AND MAINTANENCE AND PROTECTIONS. ENSURE TO HAVE HIGHER QUALITY EMPLOYEE TEAM.

9. RESPONSIBLE FOR THE BIOMASS ENERGY POWER PLANT/PROJECTS: THE COST OF WATER SUPPLY, ELECTRICITY SUPPLY, GAS SUPPLY AND COMMUNICATION SUPPLY

10. PARTY B WILL PROVIDE INVESTMENT FOR THE CONSTRUCTION  THE BIOMASS ENERGY PROJECT. TAKE THE RESONSIBILITIES FOR ITS OWN DEBTS/RISKS/LOSS.

12. IN THE LANDS PROVIDED BY PARTY A TO CONSTRUCT ONLY RELATED TO THE BIOMASS ENERGY PROJECTS FACILITIES.
IF THERE IS ANY NO-DETERMINED TERMS IN THIS AGREEMENT, BOTH PARTY AGREE TO SIGN/EXECUTE FURTHER AGREEMENTS, ALL WILL HAVE LEGAL RIGHTS/LEGALLY EFFECTIVE.

THIS AGREEMENT HAVE 6 ORIGINAL COPIES: EACH PARTY HAVE 3 ORIGINAL COPIES.

PARTY A: CHINA ANHUI TAIHU GOVERNMENT	(CHINA POWER INC)
PARTY B: CHINA POWER, INC. (USA)

EXECUTIVE GOVERNOR	AUTHORIZED
SIGNED/SEALED	SIGNED/SEALED

/s/	/s/
Name	Name
Title	Title

DATE: OCT 28 2007